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                                                                    EXHIBIT 10.9
                        FIRSTWORLD COMMUNICATIONS, INC.

                     AMENDMENT OF SECURITYHOLDERS AGREEMENT


     This AMENDMENT OF SECURITYHOLDERS AGREEMENT (the "Amendment"), effective as of December 2, 1999, is entered into by and among FirstWorld Communication, Inc. (the "Company"), Colorado Spectra 1, LLC, Colorado Spectra 2, LLC, Colorado Spectra 3, LLC (collectively, the "Original Spectra Entities"), Sundance Assets, L.P., as successor in interest to Enron Capital & Trade Resources Corp. ("Sundance") and Colorado Spectra 4, LLC ("Spectra 4"):

     WHEREAS, the Company and Spectra 4 have proposed to enter into a certain Equity Investment Agreement pursuant to which the Company may require Spectra 4 to purchase up to $50.0 million of its Series B Common Stock, $.0001 par value per share (the "Shares") at a purchase price per share of $7.50 (the "Offering");

     WHEREAS, the terms of that certain Securityholders Agreement, dated as of December 30, 1997, by and among the Company, Sundance and the Original Spectra Entities (the "Securityholders Agreement"), may be amended only upon the written consent of the parties thereto pursuant to Section 9.07 of that agreement (the "Requisite Holders");

     WHEREAS, as a condition to consummating the transactions contemplated by the Equity Investment Agreement, the parties thereto shall require that Spectra 4 receive the same rights and be subject to the same obligations with respect to the Shares as set forth in the Securityholders Agreement, and the Company and the parties to the Securityholders Agreement are willing to amend the Securityholders Agreement to allow Spectra 4 to have the same rights and be subject to the same obligations as the parties thereto; and

     WHEREAS, the undersigned constitute the Requisite Holders:

     NOW, THEREFORE, in order to induce the Company to into the Equity Investment Agreement and to offer the Shares in the Offering:

4.  The undersigned hereby amend the Securityholders Agreement as follows:

       Spectra 4 is added as a party to the Securityholders Agreement.

       Spectra 4 is added as a "Holder" as defined in the Securityholders Agreement.

       Spectra 4 is added as a member of the "Sturm Group" as defined in the Securityholders Agreement.

     Except as modified by this Amendment, the Securityholders Agreement shall continue in full force and effect in accordance with its terms.
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5.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the undersigned has executed this Amendment Securityholders Agreement effective as of the date first written above:

FIRSTWORLD COMMUNICATIONS, INC.
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

By:/s/ Sheldon S. Ohringer
   -------------------------------------
   Sheldon S. Ohringer                     COLORADO SPECTRA 1, LLC
   President and Chief Executive Officer
                                           By:   /s/ Donald L. Sturm
                                                 -------------------------------------
                                           Title: Chairman and Chief Executive Officer
                                                 -------------------------------------


                                           COLORADO SPECTRA 2, LLC

                                           By:   /s/ Donald L. Sturm
                                                 -------------------------------------
                                           Title: Chairman and Chief Executive Officer
                                                 -------------------------------------

                                           COLORADO SPECTRA 3, LLC

                                           By:   /s/ Donald L. Sturm
                                                 -------------------------------------
                                           Title: Chairman and Chief Executive Officer
                                                 -------------------------------------

                                           SUNDANCE ASSETS, L.P.

                                           By:   /s/ Stephen R. Horn
                                                 -------------------------------------
                                           Title: Vice President
                                                 -------------------------------------

                                           COLORADO SPECTRA 4, LLC

                                           By:   /s/ Donald L. Sturm
                                                 -------------------------------------
                                           Title: Chairman and Chief Executive Officer
                                                 -------------------------------------

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